SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
             The Securities and Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 22, 2004



               DIVERSIFIED HISTORIC INVESTORS III
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     (Exact Name of Registrant as it appears in its charter)


       PENNSYLVANIA        0-15843             23-2391927
       ------------        -------             ----------
(State or other     (Commission file No.)     (IRS Employer
jurisdiction of                              Identification No.)
incorporation or
 organization)




                       1521 LOCUST STREET
                            4TH FLOOR
               PHILADELPHIA, PENNSYLVANIA  19102
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   (Address of principal executive offices including zip code)

                         (215) 557-9800
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       (Registrant's telephone number including area code)

                         None
-----------------------------------------------------------------
  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 4.01 Changes in Registrant's Certifying Accountant
-------------------------------------------------------

On December 19, 2003 Gross, Kreger & Passio, L.L.C. ("Gross Kreger") informed the Registrant that their senior partner has decided to retire and as a result will resign as the Registrant's independent auditor. Gross Kreger served as the Registrant's independent auditor for fiscal years 1999, 2000, and 2001. The reports of Gross Kreger for those fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, the audit reports for the years ended December 31, 2001, 2000 and 1999 contained an explanatory paragraph regarding the substantial doubt about the Registrant's ability to continue as a going concern. During those fiscal years there were no (A) disagreements with Gross Kreger on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gross Kreger, would have caused Gross Kreger to make reference to such disagreements in its reports provided to the Registrant; and (B) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).The Registrant has provided Gross Kreger with a copy of the disclosures contained herein and has requested that Gross Kreger provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Gross Kreger agrees with the statements contained herein. Gross Kreger has provided such letter to the Registrant, a copy of which is filed as Exhibit 16.1 hereto.

Effective July 22, 2004 the Registrant engaged Russell Bedford Stefanou Mirchandani LLP ("RBSM") to audit the Registrant's financial statements beginning with the fiscal year ending on December 31, 2002. Prior to the engagement of RBSM, neither the Registrant nor anyone on behalf of the Registrant had consulted with RBSM during the Registrant's two most recent fiscal years through July 22, 2004 in any matter regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report nor oral advice provided to the Registrant that RBSM concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issued; or (B) any matter which was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

Exhibit No.     Description
-----------     -----------
16              Letter from Gross, Kreger & Passio , L.L.C.
                Certified Public Accountants to the Commission, dated June ___, 2005.


SIGNATURES
----------

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2005        DIVERSIFIED HISTORIC INVESTORS III
        -------------        ----------------------------------

                              By: DOVER HISTORIC ADVISORS II, its
                                   General Partner

                              By: EPK, Inc., its Managing Partner

                              /s/ SPENCER WERTHEIMER
                              ----------------------
                              Spencer Wertheimer
                              President

Exhibit 16.1
------------

To be filed by amendment following receipt of correspondence from Gross Kreger.


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